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United States
Securities and Exchange Commission
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

Rigel Pharmaceuticals, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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 SUPPLEMENT TO
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
AND PROXY STATEMENT, DATED APRIL 1, 2020
FOR THE VIRTUAL ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 14, 2020

        This supplement (the "Supplement") provides updated information with respect to the 2020 Annual Meeting of Stockholders (the "Annual Meeting") of Rigel Pharmaceuticals, Inc. ("Rigel") to be held on May 14, 2020.

        On April 1, 2020, Rigel commenced distributing to its stockholders a Notice of the 2020 Annual Meeting of Stockholders and Definitive Proxy Statement (the "Notice and Proxy Statement") for the Annual Meeting. This Supplement, including the press release dated May 1, 2020 included below which describes a change in the location of the Annual Meeting from an in-person to a virtual-only meeting, should be read in conjunction with the Notice and Proxy Statement. Except as specifically revised by the information contained herein, this Supplement does not revise or update any of the other information set forth in the Notice and Proxy Statement.

 NOTICE OF CHANGE OF LOCATION
OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON May 14, 2020

Rigel Announces Change to Virtual Format for 2020 Annual Meeting of Stockholders

        SOUTH SAN FRANCISCO, Calif., May 1, 2020 /PRNewswire/—Rigel Pharmaceuticals, Inc. (Nasdaq: RIGL) today announced that, due to public health and safety concerns related to the coronavirus ("COVID-19") pandemic, recommendations and orders from federal, state and local authorities, and to support the health and well-being of its stockholders, employees, and others, it will host its 2020 Annual Meeting of Stockholders ("Annual Meeting") as a virtual-only meeting that will be held via live audio webcast. The virtual Annual Meeting is expected to provide stockholders with the same rights and opportunities to participate as they would have at an in-person meeting.

        The previously announced date and time of the Annual Meeting, Thursday, May 14, 2020 at 9:00 a.m. Pacific Time, as disclosed in the previously distributed Notice of the Annual Meeting and Definitive Proxy Statement (the "Notice and Proxy Statement"), has not changed. Online access to the Annual Meeting will begin at 8:45 a.m. Pacific Time. Stockholders will not be able to attend the Annual Meeting in person.

Attending the Virtual Meeting as a Stockholder of Record

        Rigel's stockholders of record as of March 20, 2020 (the "Record Date") can attend the Annual Meeting by accessing the meeting center at www.virtualshareholdermeeting.com/RIGL2020 and entering the 16-digit control number on the proxy card or Notice of Internet Availability of Proxy Materials previously received. The webcast of the Annual Meeting will be archived for one year after the date of the Annual Meeting at www.virtualshareholdermeeting.com/RIGL2020. Instructions on how to connect to the Annual Meeting and participate via the Internet, including how to demonstrate proof of stock ownership, are also available at the meeting website.

        If you do not have your 16-digit control number, you will be able to access and listen to the Annual Meeting, but you will not be able to vote your shares or submit questions during the Annual Meeting. See caption below titled "Attending the Annual Meeting as a Guest."

Attending the Virtual Meeting as a Beneficial Owner

        Beneficial stockholders as of the Record Date (i.e. shares held in "street name" through an intermediary, such as a bank or broker), who want to attend the Annual Meeting can attend using the 16-digit control number found on the notice and instructions received from their broker or other nominee.

Asking Questions

        If you are attending the Annual Meeting as stockholder of record or beneficial owner, questions can be submitted by accessing the meeting center at www.virtualshareholdermeeting.com/RIGL2020 and entering your 16-digit control number. Instructions on how to participate in the Annual Meeting are available on the meeting website.

Voting Shares

        Stockholders of record and beneficial owners will be able to vote their shares electronically during the Annual Meeting by entering the Annual Meeting using the 16-digit control number. Instructions on how to vote while participating in the Annual Meeting live via the Internet are posted at www.virtualshareholdermeeting.com/RIGL2020.

Rigel encourages stockholders to vote and submit their proxy in advance of the Annual Meeting by one of the methods described in the proxy materials for the Annual Meeting.

        The proxy materials, including the proxy card and Notice of Internet Availability of Proxy Materials, previously distributed along with the Notice and Proxy Statement, will not be updated to reflect the change in location and may continue to be used to vote shares in connection with the Annual Meeting.

Attending the Annual Meeting as a Guest

        Guests may enter the Annual Meeting in "listen-only" mode by entering the Annual Meeting at www.virtualshareholdermeeting.com/RIGL2020 and entering the information requested in the "Guest Login" section. Guests will not have the ability to vote or ask questions during the Annual Meeting.

List of Stockholders

        A list of stockholders entitled to vote at the Annual Meeting will be available for examination for any purpose germane to the Annual Meeting for ten days prior to the Annual Meeting. You may email Rigel at ir@rigel.com to coordinate arrangements to view the stockholder list. The stockholder list will also be available during the Annual Meeting at www.virtualshareholdermeeting.com/RIGL2020. Instructions on how stockholders of records can view the stockholder list during the Annual Meeting are available on the meeting website.

About Rigel (www.rigel.com)

        Rigel Pharmaceuticals, Inc., is a biotechnology company dedicated to discovering, developing and providing novel small molecule drugs that significantly improve the lives of patients with immune and hematologic disorders, cancer and rare diseases. Rigel's pioneering research focuses on signaling pathways that are critical to disease mechanisms. The company's first FDA approved product is TAVALISSE® (fostamatinib disodium hexahydrate) tablets, the only oral spleen tyrosine kinase (SYK) inhibitor, for the treatment of adult patients with chronic immune thrombocytopenia who have had an insufficient response to a previous treatment. The product has been approved by the European Commission for the treatment of chronic immune thrombocytopenia in adult patients who are refractory to other treatments, and will be marketed in Europe under the name TAVLESSE™ (fostamatinib).

        Rigel's clinical programs include a Phase 3 study of fostamatinib in warm autoimmune hemolytic anemia (AIHA); a completed Phase 1 study of R8351, a proprietary molecule from its interleukin receptor associated kinase (IRAK) inhibitor program; and an ongoing Phase 1 study of R5521, a proprietary molecule from its receptor-interacting protein kinase (RIP) inhibitor program. In addition, Rigel has product candidates in clinical development with partners Aclaris Therapeutics, AstraZeneca, BerGenBio ASA, and Daiichi Sankyo.

        Please see www.TAVALISSE.com for the full Prescribing Information.

1The product for this use or indication is investigational and has not been proven safe or effective by any regulatory authority.

IR Contact: David Burke
Phone: 650.624.1232
Email: dburke@rigel.com

QuickLinks

SUPPLEMENT TO NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT, DATED APRIL 1, 2020 FOR THE VIRTUAL ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 14, 2020
NOTICE OF CHANGE OF LOCATION OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON May 14, 2020
Rigel Announces Change to Virtual Format for 2020 Annual Meeting of Stockholders